ASSIGNMENT OF LEASE
                               -------------------

                                                 BROWNSVILLE NAVIGATION DISTRICT
THE STATE OF TEXAS  )                            CONTRACT NO.  3165  "B"
                                                              -----------
COUNTY OF CAMERON   )

     THIS AGREEMENT is made between PENN OCTANE CORPORATION, a Texas corporation with offices at the Port of Brownsville, Cameron County, Texas, herein called "Assignor," and RIO VISTA OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, of 820 Gessner, Suite 1285, Houston, TX 77024, herein called "Assignee."

     WHEREAS, the BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, the "DISTRICT," as Lessor, and PENN OCTANE CORPORATION, as Lessee, entered into Lease Contract No. 3165 dated January 19, 2000, covering that certain Tract of Land described in EXHIBIT A attached hereto and made a part hereof for all purposes; and

     WHEREAS, Assignor now desires to assign said Lease to the Assignee, and the Assignee desires to accept the assignment thereof under the following terms and conditions:

     NOW, THEREFORE, in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby assigns to the Assignee, its successors in interest and assigns, all of its right, title, and interest in and to Lease
Contract No. 3165 covering the leased premises described in EXHIBIT A attached hereto, together with all improvements, equipment, furniture and fixtures situated on the subject Leasehold. Assignee accepts the assignment of the Lease Contract and hereby assumes and agrees to perform and fulfill all of the terms, covenants, conditions, and obligations which arise after the date hereof required of the Assignor under the afore described Lease, specifically including the timely making of all payments due to DISTRICT. Additionally, Assignee expressly assumes responsibility for the payment of any sales tax, if any, attributable to this transaction. In no event shall Assignee ever be responsible for the performance of any terms, covenants, conditions and/or obligations which arose under the Lease Contract on or before the date hereof.

     Assignor hereby represents, warrants and covenants to Assignee that Assignor has fully and timely performed each and every term, covenant, condition and obligation of Assignor under the Lease Contract which have accrued or arisen on or before the date hereof and Assignor does hereby indemnify, defend, save and hold harmless Assignee from and against any and all damages, costs, claims, causes of action or fees suffered or incurred by Assignee (including, without limitation, reasonable attorney's fees and court costs) which arise out of or relate to a failure by Assignor to perform any of the terms, covenants, conditions or obligations under the Leases which were to be performed on or before the date hereof.

     This Agreement shall be binding on and inure to the benefit of the parties to this Agreement, their successors in interest and assigns.

     EXECUTED this 15th day of September, 2004.
                   ----

                                           ASSIGNOR:

                                           PENN OCTANE CORPORATION

                                           By:  /s/ Charles Handly
                                                ------------------
                                                CHARLES HANDLY
                                           ITS: EXECUTIVE VICE PRESIDENT

                                           ASSIGNEE:

                                           RIO VISTA OPERATING PARTNERSHIP, L.P.
                                           BY ITS GENERAL PARTNER
                                           RIO VISTA OPERATING G.P., L.P.

                                           BY:  /s/ Charles Handly
                                                ------------------
                                                CHARLES HANDLY
                                           ITS: SECRETARY

                                 ACKNOWLEDGMENTS
                                 ---------------

THE STATE OF TEXAS  )

COUNTY OF CAMERON   )

     This  instrument  was  acknowledged before me on the 16th day of September,
                                                          ----
2004 by Charles Handly, Executive Vice President of PENN OCTANE CORPORATION, a Texas corporation, on behalf of said corporation.

                                           /s/ Beatrice G. Rosenbaum
                                           -----------------------------------
                                           Notary Public, State of Texas

My Commission Expires:
[GRAPHIC OMITTED]



THE STATE OF TEXAS  )

COUNTY OF CAMERON   )

     This  instrument  was  acknowledged before me on the 16th day of September,
                                                          ----
2004 by Charles Handly, Secretary of RIO VISTA OPERATING PARTNERSHJP, L.L.C., General Partner of RIO VISTA OPERATING G.P., L.P., a Texas limited partnership, on behalf of said partnership.

                                           /s/ Beatrice G. Rosenbaum
                                           -----------------------------------
                                           Notary Public, State of Texas

My Commission Expires:
[GRAPHIC OMITTED]

                                CONSENT OF LESSOR
                                -----------------

     The undersigned, the BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, is the Lessor in the Lease described in the foregoing Assignment, and the said DISTRICT hereby consents to the assignment of Lease Contract No.3165 to RIO VISTA OPERATING PARTNERSHIP, L.P. Consent to this Assignment releases PENN OCTANE CORPORATION, the Lessee/Assignor, from its obligations under the terms and conditions of the subject Lease Contracts, except for any obligations that may have arisen on or prior to the date of the assignment.

     EXECUTED effective September 15, 2004.

                                   BROWNSVILLE NAVIGATION DISTRICT
                                   OF CAMERON COUNTY, TEXAS

                                   By: /s/ Peter Zavaletta
                                       -------------------
                                       Peter Zavaletta, Chairman of the Board of
                                       Navigation and Canal Commissioners of the
                                       Brownsvil1e Navigation District of
                                       Cameron County, Texas

ATTEST:
/s/ Unreadable
--------------
Its Secretary


THE STATE OF TEXAS  )

COUNTY OF CAMERON   )

     This instrument was subscribed before me on the 15th day of September, 2004
                                                     ----
by Peter Zavaletta, Chairman of the Board of Navigation and Canal Commissioners of the Brownsville Navigation District of Cameron County, Texas, a municipal corporation, who acknowledged to me that he executed the same for the purposes and consideration therein expressed, in his official capacity as therein stated, under the seal thereof and as the act and deed of said corporation.

                                           /s/ Beatrice G. Rosenbaum
                                           -----------------------------------
                                           Notary Public, State of Texas

My Commission Expires:
[GRAPHIC OMITTED]

                                   EXHIBIT "A"

                             PENN OCTANE CORPORATION

                           METES AND BOUNDS OESCRIPTON

                                5.93 ACRE TRACT I

January 26, 2000


Beginning at an iron pin bearing North 481.8 feet along the common boundary line between Share 31 and Share 32 Espiritu Santo Grant from the lines intersecting with the North right-of-way line of Farm to Old S.H. 48; said point being North along the share line 591.6 from a concrete monument on the above mentioned share line.

Thence North 89 deg. 40 min. East, 287.6 feet along the toe of an existing levee to a point for a corner;

Thence South 1 deg. 08 min. East, 462.4 feet to a point for a corner on the North right-of-way line of Old S.H. 48;

Thence along this North right-of-way line of Old S.H. 48 curving to the left (North 71 deg. 07 min. East, 365.4 chord) to a point for the southeast corner;

Thence North 0 deg. 40 min West, 631.56 feet along the toe of the levee to a point for a corner;

Thence,  South  71  deg.  07  min.  West,  488.0  feet  to a point for a corner;

Thence  South  85  deg.  53  min.  West,  176.0  feet  to  a point for a corner;

Thence South 0 deg. 118.0 feet along the line between Share 31 and Share 32, Espiritu Santo Grant to the point of beginning

The  area  being  5.93  acres  more  or  less

                                   EXHIBIT "A"

                             PENN OCTANE CORPORATOIN

                          METES AND BOUNDS DESCRIPTION

                               7.14 ACRE TRACT II

January 26, 2000


Beginning at an iron pin bearing North 600.0 feet along the common boundary line between Share 31 and Share 32, Espiritu Santo Grant from the lines intersecting with the North right-of-way line of Farm to Old S.H. 48; said point being North along the Share line 709.80 feet from a concrete monument on the above mentioned share line.,

Thence  North  85  deg.  53  min.  East,  176  feet  to  a  point  for a corner;

Thence  North  71  deg.  07  min.  East  488.0  feet  to  a  point for a corner;

Thence  North  0  deg.  40  min.  West,  389.04  feet  to  a point for a corner;

Thence South 89 deg. 35 min. West, 630.7 feet along the North toe of an existing levee to a point for the northwest corner;

Thence South 0 deg. 554.60 feet along the line between Share 31 and Share 32, Espiritu Santo Grant to the point of beginning.

The  area  being  7.14  acres  more  or  less